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                                                                    EXHIBIT 99.4

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                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                                 $           2,683,054,722.71
Beginning of the Month Finance Charge Receivables:                            $             124,500,103.29
Beginning of the Month Discounted Receivables:                                $                       0.00
Beginning of the Month Total Receivables:                                     $           2,807,554,826.00


Removed Principal Receivables:                                                $                       0.00
Removed Finance Charge Receivables:                                           $                       0.00
Removed Total Receivables:                                                    $                       0.00


Additional Principal Receivables:                                             $                       0.00
Additional Finance Charge Receivables:                                        $                       0.00
Additional Total Receivables:                                                 $                       0.00


Discounted Receivables Generated this Period:                                 $                       0.00


End of the Month Principal Receivables:                                       $           2,662,186,134.57
End of the Month Finance Charge Receivables:                                  $             123,715,555.73
End of the Month Discounted Receivables:                                      $                       0.00
End of the Month Total Receivables:                                           $           2,785,901,690.30


Special Funding Account Balance                                               $                       0.00
Aggregate Invested Amount (all Master Trust Series)                           $           2,300,000,000.00
End of the Month Transferor Amount                                            $             362,186,134.57
End of the Month Transferor Percentage                                                               13.60%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                                       RECEIVABLES


      30-59 Days Delinquent                                                   $              55,149,355.38
      60-89 Days Delinquent                                                   $              39,159,436.30
      90+ Days Delinquent                                                     $              74,731,729.27
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
      Total 30+ Days Delinquent                                               $             169,040,520.95
      Delinquent Percentage                                                                           6.07%

Defaulted Accounts During the Month                                           $              18,625,986.71
Annualized Default Percentage                                                                         8.33%

Principal Collections                                                         $             357,098,184.12
Principal Payment Rate                                                                               13.31%

Total Payment Rate                                                                                   14.27%


INVESTED AMOUNTS


      Class A Initial Invested Amount                                         $             322,000,000.00
      Class B Initial Invested Amount                                         $              28,000,000.00

INITIAL INVESTED AMOUNT                                                       $             350,000,000.00

      Class A Invested Amount                                                 $             368,000,000.00
      Class B Invested Amount                                                 $              32,000,000.00

INVESTED AMOUNT                                                               $             400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                                       14.91%
PRINCIPAL ALLOCATION PERCENTAGE                                                                      14.91%


MONTHLY SERVICING FEE                                                         $                 500,000.00

INVESTOR DEFAULT AMOUNT                                                       $               2,776,836.60


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                                                          92.00%

      Class A Finance Charge Collections                                      $               6,446,587.65
      Other Amounts                                                           $                       0.00

TOTAL CLASS A AVAILABLE FUNDS                                                 $               6,446,587.65
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
      Class A Monthly                                                         $                  2,260,746.67
      Interest
      Class A Servicing Fee                                                   $                    460,000.00
      Class A Investor                                                        $                  2,554,689.67
      Default Amount

TOTAL CLASS A EXCESS SPREAD                                                   $                  1,171,151.31


REQUIRED AMOUNT                                                               $                          0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                                              8.00%

      Class B Finance Charge Collections                                      $                    560,572.82
      Other Amounts                                                           $                          0.00

TOTAL CLASS B AVAILABLE FUNDS                                                 $                    560,572.82


      Class B Monthly Interest                                                $                    200,142.22
      Class B Servicing Fee                                                   $                     40,000.00


TOTAL CLASS B EXCESS SPREAD                                                   $                    320,430.60


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                                           $                  1,491,581.91


      Excess Spread Applied to Required Amount                                $                          0.00

      Excess Spread Applied to Class A Investor                               $                          0.00
      Charge Offs

      Excess Spread Applied to Class B                                        $                    222,146.93
      Interest, Servicing Fee and Default
      Amount

      Excess Spread Applied to Reductions of                                  $                          0.00
      Class B Invested Amount
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
      Excess Spread Applied to Monthly Cash                                   $                  28,575.68
      Collateral Fee

      Excess Spread Applied to Cash Collateral                                $                       0.00
      Account

      Excess Spread Applied to other amounts owed                             $               1,240,859.30
      Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                                   $                      (0.00)


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                             $                       0.00


SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                                $                       0.00
SERIES 1995-C

      Excess Finance Charge Collections Applied to                            $                       0.00
      Required Amount

      Excess Finance Charge Collections Applied to                            $                       0.00
      Class A Investor Charge Offs

      Excess Finance Charge Collections Applied to                            $                       0.00
      Class B Interest, Servicing Fee and Default Amounts

      Excess Finance Charge Collections Applied to                            $                       0.00
      Reductions of Class B Invested Amount

      Excess Finance Charge Collections Applied to                            $                       0.00
      Monthly Cash Collateral Fee

      Excess Finance Charge Collections Applied to                            $                       0.00
      Cash Collateral Account

      Excess Finance Charge Collections Applied to                            $                       0.00
      other amounts owed Cash Collateral Depositor
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
YIELD AND BASE RATE --

      Base Rate (Current Month)                                                                       8.92%
      Base Rate (Prior Month)                                                                         8.79%
      Base Rate (Two Months Ago)                                                                      8.40%

THREE MONTH AVERAGE BASE RATE                                                                         8.70%

      Portfolio Yield (Current Month)                                                                12.69%
      Portfolio Yield (Prior Month)                                                                   9.65%
      Portfolio Yield (Two Months Ago)                                                               11.87%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                                  11.40%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                                                         92.00%

      Class A Principal Collections                                           $              48,978,615.64

CLASS B PRINCIPAL PERCENTAGE                                                                          8.00%

      Class B Principal Collections                                           $               4,259,010.06

TOTAL PRINCIPAL COLLECTIONS                                                   $              53,237,625.70

INVESTOR DEFAULT AMOUNT                                                       $               2,776,836.60

REALLOCATED PRINCIPAL COLLECTIONS                                             $                       0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                             $                       0.00
SERIES


CLASS A SCHEDULED AMORTIZATION --

      Controlled Amortization Amount                                          $                       0.00
      Deficit Controlled Amortization Amount                                  $                       0.00

CONTROLLED DEPOSIT AMOUNT                                                     $                       0.00

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

CLASS B SCHEDULED AMORTIZATION --

      Controlled Accumulation Amount                                          $                       0.00
      Deficit Controlled Accumulation Amount                                  $                       0.00

CONTROLLED DEPOSIT AMOUNT                                                     $                       0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                           $              56,014,462.30
SHARING



INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                                  $                       0.00

CLASS B INVESTOR CHARGE OFFS                                                  $                       0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                       $                       0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                       $                       0.00


CASH COLLATERAL ACCOUNT --


      Required Cash Collateral Amount                                         $              52,000,000.00
      Available Cash Collateral Amount                                        $              52,000,000.00




TOTAL DRAW AMOUNT                                                             $                       0.00
CASH COLLATERAL ACCOUNT SURPLUS                                               $                       0.00
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                                       First USA Bank, National Association
                                       as Servicer


                                       By: /s/ Tracie H. Klein
                                           --------------------------------
                                           Tracie H. Klein
                                           First Vice President